Exhibit 32.1   Certification of Chief Executive  Officer pursuant to Section 906
------------   of Sarbanes-Oxley Act of 2003

In connection with the Quarterly Report of Long Island Financial Corp., (the Company) on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Douglas
C. Manditch, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Douglas C. Manditch
                                         -----------------------
                                             Douglas C. Manditch
                                             President & Chief Executive Officer
                                             November 12, 2004

A signed original of this written statement required by Section 906 has been provided to Long Island Financial Corp. and will be retained by Long Island Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.